Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,575,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,703.31
Total Offset Amount	2,544.97
Net Fee	$ 158.34